UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

July 14, 2022

Date of Report (Date of earliest event reported)

DALRADA FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

wyoming	000-12641	38-3713274
(State or other jurisdiction of	(Commission File	(IRS Employer Identification No.)
incorporation)	Number)

600 La Terraza Blvd., Escondido, California		92025
(Address of principal executive offices)		(Zip Code)

(858) 283-1253

Registrant's telephone number, including area code

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02.	DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

On June 20, 2022, Brian McGoff was nominated as a member of the Dalrada Financial Corporation’s (the “Company”) Board of Directors as well as President and Chief Operation Officer of the Company with the Board approval on July 14, 2022.

Brian McGoff’s biography is set forth below:

Mr. McGoff, is a seasoned leader with over 25 years of experience in operations, complex sales, M&A, tech transfer and commercialization of early-stage software, business strategy for venture backed start-ups, and executive communications. He is recognized for developing new strategies and solutions focused on improving operations and increasing revenue across multiple industries including health care, life sciences, higher education, financial services, retail/CPG, and government. These roles involved working with key business and technology stakeholders across Asia, Middle East, Africa, Europe, Australia, New Zealand, Latin America, Central America, and Canada providing first-hand experience in global business and technology trends and markets.

Prior to Dalrada Financial Corporation, Mr. McGoff contributed most recently to HSP Advisors for a short time in 2022, six years with IBM Corporation - Philadelphia, Pennsylvania from 2016 through 2022 as Business Unit Executive, Public Sector, AI Applications , four years with Health Start Partners – Media, Pennsylvania from 2012 through 2016 as Chief Operating Officer, and twelve years with IBM – New York, New York from 2000 through 2012 having held various executive positions.

Some highlights of Mr. McGoff’s career are as follows:

•	Directly managed tech-transfer and commercialization of software and medical devices for government backed economic development and large corporate and public sector organizations
•	Managed business turnaround efforts for VC backed technology, specialty medical, and medical device companies,
•	Advise venture capital, private equity, government backed economic development and trade groups on innovation and emerging trends (Panelist)
•	Directed financial feasibility studies for venture financing, mergers & acquisitions, divestitures, and complex tech transfer licensing
•	Formal advisor for numerous organizations regarding improvement operational and resource performance
•	Designed, developed, and implemented programs for prescriptive technologies and services to improve both patient and employee engagement using real-time experiential telemetry
•	Thought leader / advisor for Software Prescription Therapy and Digital Therapeutics for Noncommunicable Diseases Groups
•	Thought leader for governance and security within advanced business workflows including data Sovereignty
•	Developed strategies and programs to address the technology needs of the five-generation workforce (2018)
•	Designed and implemented a business development process during COVID19 crisis for IBM Data and AI (2019)
•	Expanded the selling in a crisis program to all sales and distribution groups within IBM (2020)
•	Created and delivered remote enablement for Selling in a Crisis, Conversational ROI and Insight selling for global sales organization

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: July 18, 2022	DALRADA FINANCIAL CORPORATION

	By:	/s/ Brian Bonar
Brian Bonar Officer, Director

2